POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Michael Silton or Steve Valenzuela, and each of them acting or signing alone, as his or her true
and lawful attorney-in-fact to:

 (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an
officer and/or director of Rainmaker Systems, Inc. (the "Company"), any and all
reports required
to be filed by the undersigned in accordance with Section 16(a) of the
Securities Exchange Act of
1934 and the rules thereunder;

 (2) do and perform any and all acts for and on behalf of the undersigned which may
be necessary or desirable to complete and execute any such Form 3, 4 or 5 or other required
report and timely file such report with the United States Securities and
Exchange Commission
and any stock exchange or similar authority; and

 (3) take any other action of any type whatsoever in connection with the foregoing
which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned, pursuant to this Power of
Attorney, shall be in such
form and shall contain such terms and conditions as such attorney-in-fact may approve in his
discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform each and every act and thing whatsoever requisite, necessary, and proper to be done in
the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as
the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute
or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the
rights and powers herein granted.  The undersigned acknowledges that no such attorney-in-fact,
in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the
Company hereby assuming, any of the undersigned's responsibilities to comply with Section 16
of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file reports under Section 16 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this 3rd day of July, 2008.

   Signature:    /s/ Philip N. Johnson

   Printed Name:    Philip N Johnson